Putnam
Utilities
Growth and
Income
Fund

SEMIANNUAL REPORT

April 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* According to Lipper Analytical Services, Putnam Utilities Growth and Income Fund's class A share total return for the three-year period ended April 30, 1997 ranked 4 out of 66 utility funds, placing the fund in the top 6% in this category.*

* "The numbers are awesome. Electric power is a $215 billion industry. Natural gas is $90 billion. They're merging into one vast energy-providing business. . . . And soon competitors of all stripes will be able to vie for their customers."

                                             --  Forbes, May 19, 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

19 Financial statements

 * Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For periods ended 4/30/97, class A shares ranked 18 out of 91 and 6 out of 23 funds for 1- and 5-year performance, respectively; class B shares ranked 25 out of 91 for 1-year performance, and class M shares ranked 22 out of 91 for 1-year performance. Class A, class B, and class M shares were not ranked over longer periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The importance of creative and innovative management is already becoming increasingly clear as telecommunications and electric power companies continue to adjust to recent legislation that is dramatically changing the long-standing nature of each industry. In both instances, the effect of the legislation is to reduce the level of governmental regulation.

Companies in both industries have had to adjust quickly to what has become an extraordinarily competitive environment. Evaluation of management expertise thus has become much more important than it was when these companies enjoyed the protective cocoon of regulation. This means fund managers Sheldon Simon and Christopher Ray are spending more time on the road these days, making on-site visits to judge the quality of company managements.

In the following report, Sheldon and Chris discuss this and other issues that affected your fund's performance during the semiannual period and take a look at prospects for the remainder of fiscal 1997.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 18, 1997



Report from the Fund Managers
Sheldon N. Simon, lead manager
Christopher A. Ray

As the financial markets shifted gears from exuberance to uncertainty over the six months ended April 30, 1997, Putnam Utilities Growth and Income Fund provided a relatively safe haven, despite the sensitivity of utility securities to changes in interest rates. Although rising rates did affect the fund's performance during this semiannual period, we believe our diversification and positioning strategies helped cushion the impact. During the period, the fund's class A shares returned 5.42% at net asset value and -0.65% at public offering price; results for class B and class M shares, as well as performance over longer periods, is shown beginning on page 9.

When your fund began its fiscal year in November 1996, most securities markets were enjoying a favorable environment. Economic growth was moderate, and interest rates and inflation were at relatively low levels. From January through April l997, however, various reports suggested more robust economic growth, and this, in turn, led to concerns about rising inflation and higher interest rates. Finally, in March, the Federal Reserve Board, in what it called a preemptive strike against inflation, raised short-term interest rates by a quarter of a percentage point, sparking a new round of volatility in both the equity and fixed-income markets.

* SEEKING OPPORTUNITY IN CHANGE

During the semiannual period, we maintained our strategy of investing in the stocks of utility companies that we perceived as undervalued, and therefore potential beneficiaries of deregulation. We believe that handling the broad-based transition associated with deregulation requires special skills on the part of company managements. Historically, investors in utilities have evaluated securities primarily on the basis of price, yield, and overall growth potential. Management expertise has not generally been a key factor.

As the utility industry becomes more competitive, however, the ability of a company's management to steer a safe course through a sea change has become one of the most important factors in our analytical process. In order to assess a company's management potential, we meet with its top executives, whenever possible, to discuss their strategies for moving forward in this fast-changing environment.

While deregulation has created some short-term uncertainty for investors, we believe it has also generated a host of new investment opportunities. Sometimes, for example, the companies most affected by deregulation go through stressful periods when their direction may be unclear, and the valuations of their stocks may decline. If our analysis of such companies indicates that they have solid economic fundamentals, strong management, and sound business strategies for getting back on track, we may purchase their securities at relatively low prices with the expectation that the securities will rise in value as the companies become more profitable.

* AMONG GAS AND ELECTRIC COMPANIES, SMALL WAS BEAUTIFUL

In the gas and electric utilities sectors, the trend toward consolidation continued during the period, with new energy companies being created as a result. In the future, we believe more and more consumers will buy gas and electricity, as well as other energy products, from these newly combined companies.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electric utilities                        32.3%

Gas utilities                             26.3%

Telephone utilities                       21.7%

Gas pipeline                               4.3%

Oil and gas                                1.8%

Footnote reads:
*Based on net assets as of 4/30/97. Holdings will vary over time.

At just over 25% of assets, gas company stocks accounted for the fund's largest sector weighting. We emphasized the stocks of smaller companies that were benefiting from increased gas usage and improved profitability, and whose stocks were attractively priced. In addition to these positive attributes, we believe that many of the smaller companies in which we invested are attractive takeover prospects by electric utilities. When gas companies are acquired by electric companies, gas company shareholders tend to benefit from higher share prices.

Similarly, in seeking out attractive investments among electric utilities, we focused on smaller companies that we believe have the potential to increase their level of business even as competition intensifies. We also targeted companies that are potential takeover candidates by larger companies that are using acquisitions to expand.

* AN INCREASED ALLOCATION IN TELEPHONE STOCKS

The Telecommunications Act of l996 ushered in a period of turbulence for the telephone industry. During the past six months, however, the effect of this legislation on established companies appeared to be less dramatic than had been expected. In our opinion, the fundamentals of the telephone industry are robust, and we increased the fund's investments in this area accordingly. Because the increased use of computers, facsimile machines, and other communications tools has boosted demand for more telephone lines and services in homes and businesses, our long-term outlook for the sector is definitely in the direction of continued growth.

Several months ago, for example, we invested in Pacific Telesis and SBC Communications. When these two companies merged recently, the resulting company, SBC Communications, became your fund's largest holding. We believe SBC is one of the most attractive companies in the telephone sector. Its valuation is relatively low, and we think the increased demand for telephone services in its two service territories, the Southwest and the West Coast, its large wireless telephone operations, and the company's strict cost-control program should result in an earnings growth rate that is above the industry average.

TOP 10 HOLDINGS*

SBC Communications, Inc.
Telephone utility

Sprint Corp.
Telephone utility

MCI Communications Corp.
Telephone utility

K mart Corp.
Major retailer

BellSouth Corp.
Telephone utility

PanEnergy Corp.
Gas pipeline

Pacific Enterprises
Gas utility

Columbia Gas System, Inc.
Gas utility

Ameritech Corp.
Telephone utility

Questar Corp.
Gas utility

Footnote reads:
These holdings represent 24.1% of the fund's assets as of 4/30/97. Portfolio holdings will vary over time.


* NONUTILITY HOLDINGS REDUCED, BOND ALLOCATION RELATIVELY UNCHANGED

Because we believe utility companies are poised to outperform other market sectors over the next year or so, we reduced the portfolio's nonutility holdings to just over 10% of net assets. We sold most of the fund's shares in Bankers Trust, its largest position at the beginning of the period, and used the profits to invest in utility companies that, in our opinion, were undervalued.

Our strategy for investing in fixed-income securities was consistent with the approach we adopted nearly a year ago. Because of interest-rate fluctuations, we kept the portfolio's bond allocation to a relatively low 14.9% of net assets. In the United States we continued to emphasize those companies that would benefit from the regulatory efforts to deal with stranded investments. Eventually, we expect these companies to issue securities that will be secured by state-mandated charges levied on consumers for electicity usage. The proceeds from the sale of these bonds will be used to pay down debt and to recapitalize their companies. We have focused our search for these investments on electric companies in states, such as California and Pennsylvania, that have been aggressive in promoting their issuance.

The foreign bond component of the portfolio was relatively stable throughout the period. We continued to hold bonds issued by a variety of utilities in several markets, focusing exclusively on Yankee bonds issued in the United States by foreign corporations, in the belief that these dollar-denominated securities should enhance the fund's performance.

* A POSITIVE OUTLOOK

While uncertainty about the direction of interest rates and the continuing effects of deregulation may generate some short-term volatility for utilities, our long-term outlook remains positive. Valuations and dividend yields on utility investments are extremely attractive, and as companies continue to control costs and operate more efficiently, investors should be rewarded accordingly. Going forward, we will maintain our focus on total return. This approach has served the fund well through up and down markets in the past, and we believe it will continue to do so in the future.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/97, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Utilities Growth and Income Fund is designed for capital growth and current income through equity and debt securities issued by public utility companies.

TOTAL RETURN FOR PERIODS ENDED 4/30/97
                                Class A         Class B         Class M
(inception date)               (11/19/90)      (4/27/92)       (3/1/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
 6 months                     5.42%  -0.65%   5.14%   0.30%   5.24%   1.56%
------------------------------------------------------------------------------
 1 year                      13.66    7.14   12.88    7.88   13.24    9.26
------------------------------------------------------------------------------
 5 years                     76.80   66.70   71.50   69.50      --       --
 Annual average              12.07   10.76   11.39   11.13      --       --
------------------------------------------------------------------------------
 Life of class              102.17   90.51   71.50   70.50   43.58   38.58

 Annual average              11.53   10.51   11.37   11.24   18.14   16.23
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/97

                                             S & P              Consumer
                                        Utilities Index       Price Index
------------------------------------------------------------------------------
6 months                                    -3.45%               1.20%
------------------------------------------------------------------------------
1 year                                       1.65                2.50
------------------------------------------------------------------------------
5 years                                     63.07               14.84
Annual average                              10.28                2.81
------------------------------------------------------------------------------
Life of class A                             82.14               19.73
Annual average                               9.80                2.83
------------------------------------------------------------------------------
Life of class B                             63.07               14.84
Annual average                              10.28                2.80
------------------------------------------------------------------------------
Life of class M                             28.53                6.16
Annual average                              12.27                2.79
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 4/30/97

                                Class A         Class B         Class M
------------------------------------------------------------------------------
 Distributions (number)            2              2                2
------------------------------------------------------------------------------
 Income                          $0.230          $0.187          $0.200
------------------------------------------------------------------------------
 Capital gains
------------------------------------------------------------------------------
 Long-term                        0.258388        0.258388        0.258388
------------------------------------------------------------------------------
 Short-term                       0.501612        0.501612        0.501612
------------------------------------------------------------------------------
   Total                         $0.990          $0.947          $0.960
------------------------------------------------------------------------------
 Share value:                   NAV    POP          NAV        NAV      POP
------------------------------------------------------------------------------
 10/31/96                    $11.63   $12.34      $11.57     $11.61   $12.03
------------------------------------------------------------------------------
 4/30/97                      11.26    11.95       11.21      11.25    11.66
------------------------------------------------------------------------------
 Current return (end of period)
------------------------------------------------------------------------------
 Current dividend rate1        4.09%    3.85%       3.35%      3.63%    3.50%
------------------------------------------------------------------------------
 Current 30-day SEC yield2     3.56     3.35        2.82       3.09     2.98
------------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 3/31/97
(most recent calendar quarter)

                                 Class A         Class B         Class M
                               NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
 6 months                     7.33%   1.15%   6.88%   1.96%   7.25%   3.48%
------------------------------------------------------------------------------
 1 year                      12.45    5.99   11.58    6.58   12.14    8.19
------------------------------------------------------------------------------
 5 years                     80.05   69.65      --      --      --      --
 Annual average              12.48   11.15      --      --      --      --
------------------------------------------------------------------------------
 Life of fund                99.66   88.14   69.35   67.35   41.92   36.98
 Annual average              11.46   10.43   11.28   11.01   18.24   16.25
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Standard & Poor's Utilities Index is an unmanaged list of common stocks issued by utility companies. Index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Portfolio of investments owned
April 30, 1997 (Unaudited)


COMMON STOCKS  (83.3%) *
NUMBER OF SHARES                                                                                       VALUE

Automotive Parts  (--%)
------------------------------------------------------------------------------------------------------------
         26,355  Mark IV Industries, Inc.                                                     $      612,754

Banks  (0.4%)
------------------------------------------------------------------------------------------------------------
         50,000  Bankers Trust New York Corp. [UPSIDE DOWN DELTA]                                  4,068,750
         19,500  FirstMerit Corp.                                                                    833,625
                                                                                              --------------
                                                                                                   4,902,375

Building Products  (--%)
------------------------------------------------------------------------------------------------------------
         30,000  Texas Industries, Inc.                                                              690,000

Building and Construction  (0.4%)
------------------------------------------------------------------------------------------------------------
        440,000  Willbros Group, Inc. +                                                            4,455,000

Chemicals  (0.8%)
------------------------------------------------------------------------------------------------------------
         34,000  Crompton & Knowles Corp. +                                                          739,500
         25,500  Hanna (M.A.) Co.                                                                    532,313
         25,000  Olin Corp.                                                                        1,028,125
         90,000  Rohm & Haas Co.                                                                   7,492,500
                                                                                              --------------
                                                                                                   9,792,438

Computer Services  (0.4%)
------------------------------------------------------------------------------------------------------------
        156,250  NCR Corp. +                                                                       4,531,250

Conglomerates  (0.1%)
------------------------------------------------------------------------------------------------------------
         50,000  Ogden Corp.                                                                       1,050,000

Electric Utilities  (22.8%)
------------------------------------------------------------------------------------------------------------
        225,000  Carolina Power & Light Co.                                                        7,650,000
        650,000  Central & South West Corp.                                                       13,081,250
         10,000  Chilectra S.A. 144A ADR (Chile)                                                     617,500
         81,600  CILCORP, Inc.                                                                     3,151,800
        300,000  Cinergy Corp.                                                                     9,975,000
        200,000  Consolidated Edison Co. of New York, Inc.                                         5,550,000
        280,000  Delmarva Power & Light Co.                                                        4,900,000
        100,000  DPL, Inc.                                                                         2,362,500
        600,000  Edison International                                                             12,600,000
        150,000  Empresa Nacional de Electricidad ADR (Spain)                                     10,481,250
        100,000  Energy Group PLC ADR (United Kingdom) +                                           3,137,500
        100,000  Enova Corp.                                                                       2,212,500
        250,000  Florida Progress Corp.                                                            7,687,500
        230,000  FPL Group, Inc.                                                                  10,263,750
        200,000  GPU, Inc.                                                                         6,450,000
        600,000  Hong Kong Electric Holdings Ltd. (Hong Kong) +                                    2,122,386
        450,000  Long Island Lighting Co.                                                         10,293,750
        100,000  MidAmerican Energy Holdings Co.                                                   1,675,000
        200,000  National Grid Group PLC (United Kingdom)                                            725,302
        250,000  New England Electric Systems Inc.                                                 8,531,250
        200,000  New York State Electric & Gas Corp.                                               4,200,000
        286,500  NIPSCO Industries, Inc.                                                          11,316,750
      1,065,200  Northeast Utilities                                                               8,787,900
        230,000  OGE Energy Corp.                                                                  9,545,000
        150,000  Ohio Edison Co.                                                                   3,000,000
        126,600  Pinnacle West Capital Corp.                                                       3,608,100
        100,000  Portland General Corp.                                                            3,650,000
        442,600  Potomac Electric Power Co.                                                        9,958,500
        135,000  PowerGen PLC ADR (United Kingdom)                                                 5,771,250
        485,500  Public Service Co. of Colorado                                                   18,813,125
        275,800  Puget Sound Energy, Inc.                                                          6,757,100
        400,000  Scana Corp.                                                                       9,650,000
        661,200  Scottish Power PLC (United Kingdom)                                               4,001,779
        500,000  Sierra Pacific Resources                                                         14,187,500
        500,000  TNP Enterprises, Inc.                                                            10,500,000
        450,000  Tuscon Electric Power Co. +                                                       6,412,500
        175,000  United Illuminating Co.                                                           4,331,250
        150,000  Utilicorp United, Inc.                                                            3,900,000
         13,000  Viag AG (Germany)                                                                 5,788,804
        160,000  Washington Water Power Co.                                                        2,860,000
        400,000  Wisconsin Energy Corp.                                                           10,000,000
                                                                                              --------------
                                                                                                 280,507,796

Electrical Equipment  (0.5%)
------------------------------------------------------------------------------------------------------------
        250,000  Vishay Intertechnology, Inc. +                                                    6,031,250

Electronics  (--%)
------------------------------------------------------------------------------------------------------------
         12,000  Pittway Corp. Class A                                                               639,000

Food and Beverages  (0.2%)
------------------------------------------------------------------------------------------------------------
         20,000  Flowers Industries, Inc.                                                            487,500
         60,000  Whitman Corporation                                                               1,387,500
                                                                                              --------------
                                                                                                   1,875,000

Gas Pipelines  (4.3%)
------------------------------------------------------------------------------------------------------------
        260,000  Coastal Corp.                                                                    12,350,000
        568,500  PanEnergy Corp.                                                                  25,156,125
        360,000  Tejas Gas Corp. +                                                                14,940,000
                                                                                              --------------
                                                                                                  52,446,125
Gas Utilities  (25.1%)
------------------------------------------------------------------------------------------------------------
        380,000  AGL Resources, Inc.                                                               7,315,000
        213,600  Atmos Energy Corp.                                                                4,832,700
        236,000  Bay State Gas Co.                                                                 6,018,000
        280,000  Brooklyn Union Gas Co.                                                            7,665,000
        182,700  CMS Energy Corp. Class G                                                          3,311,438
        220,000  Cascade Natural Gas Corp.                                                         3,602,500
        375,000  Columbia Gas System, Inc.                                                        23,203,125
        150,000  Connecticut Energy Corp.                                                          3,262,500
        150,000  Consolidated Natural Gas Co.                                                      7,556,250
        400,000  Eastern Enterprises                                                              13,550,000
        261,300  El Paso Natural Gas Co.                                                          15,188,063
        294,800  Energen Corp.                                                                     9,323,050
        150,000  Enron Corp.                                                                       5,643,750
         35,100  Equitable Resources, Inc.                                                         1,039,838
         70,000  Indiana Energy, Inc.                                                              1,697,500
        350,000  K N Energy, Inc.                                                                 13,037,500
        146,300  Laclede Gas Co.                                                                   3,255,175
        500,000  MCN Corp.                                                                        14,312,500
        350,000  National Fuel Gas Co.                                                            14,568,750
        100,000  New Jersey Resources Corp.                                                        2,887,500
        300,000  NICOR Inc.                                                                       10,162,500
         40,955  North Carolina Natural Gas Corp.                                                  1,213,292
        504,000  Northwest Natural Gas Co.                                                        12,222,000
        230,000  NUI Corp.                                                                         4,513,750
        330,000  ONEOK, INC.                                                                       9,817,500
        800,000  Pacific Enterprises                                                              24,500,000
        274,900  Peoples Energy Corp.                                                              9,277,875
        200,000  Piedmont Natural Gas Co., Inc.                                                    4,700,000
         70,000  Providence Energy Corp.                                                           1,251,250
        200,000  Public Service Co. of North Carolina, Inc.                                        3,475,000
        500,000  Questar Corp.                                                                    19,000,000
         80,000  South Jersey Industries, Inc.                                                     1,700,000
        136,884  Southern Union Co. +                                                              3,268,106
        200,000  Southwest Gas Corp.                                                               3,325,000
        200,000  Transportadora de Gas del Sur ADR (Argentina)                                     2,500,000
        350,000  UGI Corp.                                                                         7,962,500
        270,000  United Cities Gas Co.                                                             5,805,000
        200,000  Washington Gas Light Co.                                                          4,600,000
        490,000  Westcoast Energy, Inc.                                                            8,391,250
        156,700  WICOR, Inc.                                                                       5,504,088
        200,000  Yankee Energy System, Inc.                                                        4,250,000
                                                                                              --------------
                                                                                                 308,709,250

Household Products  (--%)
------------------------------------------------------------------------------------------------------------
         27,500  First Brands Corp.                                                                  697,813

Oil and Gas  (1.2%)
------------------------------------------------------------------------------------------------------------
         30,000  Mitchell Energy & Development Corp. Class B                                         573,750
        580,000  NGC Corporation                                                                  10,222,500
        219,500  Western Gas Resources, Inc.                                                       3,374,813
                                                                                              --------------
                                                                                                  14,171,063
Paper and Forest Products  (--%)
------------------------------------------------------------------------------------------------------------
         50,000  Unisource Worldwide, Inc. +                                                         737,500

Pharmaceuticals and Biotechnology  (0.5%)
------------------------------------------------------------------------------------------------------------
         18,025  Block Drug, Inc. Class A                                                            757,050
        200,000  Pharmacia & Upjohn, Inc.                                                          5,925,000
                                                                                              --------------
                                                                                                   6,682,050

Photography  (0.1%)
------------------------------------------------------------------------------------------------------------
         25,000  Polaroid Corp.                                                                    1,212,500

REIT's (Real Estate Investment Trust)  (2.8%)
------------------------------------------------------------------------------------------------------------
        160,600  Avalon Properties, Inc.                                                           4,235,825
        383,884  Beacon Properties Corp.                                                          11,852,419
        194,000  Equity Residential Properties Trust                                               8,487,500
        100,000  LTC Properties, Inc.                                                              1,675,000
         84,600  Macerich Co.                                                                      2,199,600
        300,000  Nationwide Health Properties, Inc.                                                6,000,000
                                                                                              --------------
                                                                                                  34,450,344

Retail  (2.2%)
------------------------------------------------------------------------------------------------------------
         38,500  Family Dollar Stores, Inc.                                                        1,005,813
      1,900,000  K mart Corp. +                                                                   25,887,500
                                                                                              --------------
                                                                                                  26,893,313

Telephone Utilities  (21.1%)
------------------------------------------------------------------------------------------------------------
        100,000  American Telephone & Telegraph Co.                                                3,350,000
        335,000  Ameritech Corp.                                                                  20,476,875
        100,000  Bell Atlantic Corp.                                                               6,775,000
        575,000  BellSouth Corp.                                                                  25,587,500
        100,000  Cable & Wireless PLC ADR (United Kingdom)                                         2,312,500
        422,000  Deutsche Telekom AG ADR (Germany) +                                               9,073,000
        400,000  GTE Corp.                                                                        18,350,000
        700,000  MCI Communications Corp.                                                         26,687,500
        320,000  NYNEX Corp.                                                                      16,560,000
         40,000  Portugal Telecom S.A. ADR (Portugal)                                              1,480,000
         30,000  Royal PTT Nederland N.V. ADR (Netherlands) +                                      1,076,250
      1,391,616  SBC Communications, Inc.                                                         77,234,688
        650,000  Sprint Corp.                                                                     28,518,750
         50,000  Telecom Argentina S.A. ADR (Argentina) +                                          2,500,000
      1,000,000  Telecom Italia S.P.A. (Italy)                                                     2,634,524
         20,000  Telefonica de Argentina S.A. ADR (Argentina)                                        665,000
        250,000  Telefonica del Peru S.A. ADR (Peru)                                               6,000,000
        300,000  US West, Inc.                                                                    10,537,500
                                                                                              --------------
                                                                                                 259,819,087

Textiles  (--%)
------------------------------------------------------------------------------------------------------------
         12,000  Springs Industries, Inc. Class A                                                    561,000

Tobacco  (0.2%)
------------------------------------------------------------------------------------------------------------
         63,000  Dimon Inc.                                                                        1,244,250
         22,000  Universal Corp.                                                                     616,000
                                                                                              --------------
                                                                                                   1,860,250

Water Utilities  (0.2%)
------------------------------------------------------------------------------------------------------------
        100,000  American Water Works, Inc.                                                        2,125,000
                                                                                              --------------
                 Total Common Stocks (cost $884,549,010)                                      $1,025,452,158

CORPORATE BONDS AND NOTES  (14.9%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Combined Utilities  (2.6%)
------------------------------------------------------------------------------------------------------------
$     3,000,000  Australian Gas & Light Co. 144A sr. notes
                   6 3/8s, 2003 (Australia)                                                    $    2,859,720
      4,000,000  Kansas Gas & Electric deb. 8.29s, 2016                                            3,887,080
      4,000,000  Pacific Gas & Electric Co. sr. notes 7.1s, 2005                                   3,956,680
      4,000,000  Public Service Electric & Gas mtge. note 9 1/4s, 2021                             4,523,640
      7,240,000  San Diego Gas & Electric Co. 1st mtge. Ser. JJ, 9 5/8s, 2020                      7,998,390
      7,985,000  South Carolina Electric & Gas Co. 1st mtge. 7 5/8s, 2025                          8,243,874
                                                                                              --------------
                                                                                                  31,469,384

Electric Utilities  (9.5%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Allegheny Generating Co. deb. 6 7/8s, 2023                                        3,503,440
      2,331,000  Arkansas Electric Corp. bonds 7.33s, 2008                                         2,330,860
      3,500,000  Chilgener S.A. notes 6 1/2s, 2006 (Chile)                                         3,271,205
      4,000,000  Chugach Electric Co. 1st mtge. Ser. A, 9.14s, 2022                                4,410,240
      3,432,000  Citizens Utilities Co. bonds 7.68s, 2034                                          3,699,010
      4,000,000  Commonwealth Edison Co. 1st mtge. Ser. 83, 8s, 2008                               4,119,320
      2,000,000  Connecticut Light & Power Co. 1st mtge. Ser. A, 5 1/2s, 1999                      1,963,340
      1,500,000  Connecticut Light & Power Co. 1st mtge. Ser. D, 7 7/8s, 2024                      1,512,720
      5,250,000  Consumers Energy Co. mtge. 8 3/4s, 1998                                           5,348,595
      3,500,000  Duquesne Light Co. deb. 8.7s, 2016                                                3,746,890
      2,500,000  Edison Mission Energy 144A company guaranty 7.33s, 2008                           2,462,875
      5,000,000  Empresa Nacional de Electricidad bonds 7 7/8s, 2027 (Chile)                       4,905,400
      4,000,000  Hydro Quebec (Government of) guaranty 8.4s, 2022 (Canada)                         4,209,040
      5,000,000  Iberdrola S.A. notes 7 1/2s, 2002 (Spain)                                         5,104,350
      4,991,473  Indiana-Michigan Power Co. deb. 9.82s, 2022                                       5,853,251
      3,997,392  Indiana-Michigan Power Co. deb. Ser. E, 9.81s, 2022                               4,738,748
      3,000,000  Israel Electric Corp., Ltd. 144A sr. notes 7 1/4s, 2006 (Israel)                  2,935,680
      7,000,000  Kansas City Power & Light Co. med. term notes 5 3/4s, 1998                        6,967,520
      4,000,000  Kentucky Utilities Co. 1st mtge. Ser. R, 7.55s, 2025                              3,411,250
      5,000,000  Midwest Power Systems mtge. 8 1/8s, 2023                                          4,868,050
      5,000,000  Ohio Edison Co. 1st mtge. 8 1/4s, 2002                                            5,178,900
      2,969,000  Otter Tail Power Co. 1st mtge. 7 1/4s, 2002                                       2,983,192
      5,000,000  Public Service Co. of Colorado coll. trust 6 3/8s, 2005                           4,741,750
      1,720,000  Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011                      1,760,506
      3,500,000  Sierra Pacific Power Co. med. term notes Ser. C, 6.82s, 2006                      3,386,460
      5,000,000  System Energy Resources, Inc. deb. 7.38s, 2000                                    4,931,850
      1,300,000  Thermochemical Funding 144A sr. notes 10 1/8s  2014                               1,350,375
      5,000,000  Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                            4,963,600
      3,400,000  Texas Utilities Electric Capital Trust V company guaranty
                   8.175s, 2037                                                                    3,357,330
      4,500,000  Utilicorp United sr. notes 8.2s, 2007                                             4,678,695
                                                                                              --------------
                                                                                                 116,694,442

Financial Services  (0.2%)
------------------------------------------------------------------------------------------------------------
      3,000,000  Southern Investments Service Co. sr. notes 6.8s, 2006
                   (United Kingdom)                                                                2,888,040

Gas Utilities  (1.2%)
------------------------------------------------------------------------------------------------------------
      3,500,000  Columbia Gas System, Inc. notes Ser. E, 7.32s, 2010                               3,409,455
      3,500,000  ONEOK Inc. deb. 9.7s, 2019                                                        3,832,395
      4,000,000  Southern Union Gas sr. notes 7.6s, 2024                                           3,861,600
      3,500,000  Southwest Gas Corp. deb. 7 1/2s, 2006                                             3,518,760
                                                                                              --------------
                                                                                                  14,622,210

Oil and Gas  (0.6%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Petroliam Nasional Berhad 144A notes 6 7/8s, 2003 (Malaysia)                      3,944,760
      4,000,000  Transcontinental Gas Pipeline Corp. deb. 7 1/4s, 2026                             3,690,000
                                                                                              --------------
                                                                                                   7,634,760

Telephone Utilities  (0.6%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Bell South Telecommunication deb. 6 3/4s, 2033                                    4,393,450
      3,500,000  GTE Northwest, Inc. deb. 7 7/8s, 2026                                             3,373,125
                                                                                              --------------
                                                                                                   7,766,575

Water Utility  (0.2%)
------------------------------------------------------------------------------------------------------------
      2,500,000  Pennsylvania American Water Co. 144A mtge. 7.8s, 2026                             2,478,125
                                                                                              --------------
                 Total Corporate Bonds and Notes (cost $186,746,130)                          $  183,553,536

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.2%) * (cost $2,395,509)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $2,445,000   U.S. Treasury Notes 6 1/4s, October 31, 2001                                 $    2,415,190

SHORT-TERM INVESTMENTS (1.1%) * (cost $13,460,014)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $6,458,000   Interest in $473,073,000 joint repurchase agreement
                   dated April 30, 1997, with Merrill Lynch due
                   May 1,1997 with respect to various U.S. Treasury
                   obligations -- maturity value of $6,458,969
                   for an effective yield of 5.4%                                             $    6,458,969
     7,000,000   Interest in $750,000,000 joint repurchase agreement
                   dated April 30, 1997 with Goldman, Sachs & Co. due
                   May 1, 1997 with respect to various U.S. Treasury
                   obligations -- maturity value of $7,001,045
                   for an effective yield of 5.375%                                                7,001,045
                                                                                              --------------
                                                                                              $   13,460,014
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,087,150,663) ***                                   1,224,880,898
------------------------------------------------------------------------------------------------------------

 * Percentages indicated are based on net assets of $1,230,958,237.

 + Non-income-producing security.

 *** The aggregate identified cost on a tax basis is $1,086,805,284 resulting in gross unrealized appreciation and depreciation of $170,667,355 and $32,591,741, respectively, or net unrealized appreciation of $138,075,614.

[UPSIDE DOWN DELTA] This entity provides sub-custodian services to the fund.

ADR after the name of a foreign holding stands for American Depository
Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
April 30,1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,087,150,663) (Note 1)                                            $1,224,880,898
---------------------------------------------------------------------------------------------------
Cash                                                                                            809
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                 7,373,630
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    1,173,793
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           11,632,485
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,245,061,615

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          6,759,700
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                4,289,126
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,924,486
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  275,400
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                26,357
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,824
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      627,511
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      198,974
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        14,103,378
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,230,958,237

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $1,041,324,636
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (3,040,879)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                                   54,946,191
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                            137,728,289
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $1,230,958,237

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($604,273,066 divided by 53,656,590 shares)                                                  $11.26
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.26)*                                      $11.95
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($619,551,167 divided by 55,284,806 shares)**                                                $11.21
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,134,004 divided by 633,868 shares)                                                       $11.25
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.25)*                                      $11.66
---------------------------------------------------------------------------------------------------
*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended April 30,1997 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $101,282)                                             $20,643,758
--------------------------------------------------------------------------------------------------
Interest                                                                                 7,648,609
--------------------------------------------------------------------------------------------------
Total investment income                                                                 28,292,367

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         3,938,980
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,031,622
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           35,127
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            10,488
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      772,471
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    3,131,549
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       24,421
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     55,200
--------------------------------------------------------------------------------------------------
Registration fees                                                                            8,627
--------------------------------------------------------------------------------------------------
Auditing                                                                                    22,893
--------------------------------------------------------------------------------------------------
Legal                                                                                        8,786
--------------------------------------------------------------------------------------------------
Other                                                                                       50,505
--------------------------------------------------------------------------------------------------
Total expenses                                                                           9,090,669
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (180,081)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             8,910,588
--------------------------------------------------------------------------------------------------
Net investment income                                                                   19,381,779
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        55,331,597
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                                 (2,908)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the period                                                        (2,908)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                            (9,975,612)
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 45,350,169
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $64,731,948
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           April 30         October 31
                                                                                               1997*              1996
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   19,381,779     $   43,826,866
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                            55,328,689         82,879,865
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies                             (9,978,520)        54,251,373
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     64,731,948        180,958,104
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
Class A                                                                                 (12,198,187)       (23,901,842)
----------------------------------------------------------------------------------------------------------------------
Class B                                                                                 (10,112,023)       (19,535,724)
----------------------------------------------------------------------------------------------------------------------
Class M                                                                                    (108,518)          (121,291)
----------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
Class A                                                                                 (39,184,764)        (1,273,262)
----------------------------------------------------------------------------------------------------------------------
Class B                                                                                 (39,979,477)        (1,040,677)
----------------------------------------------------------------------------------------------------------------------
Class M                                                                                    (377,225)            (6,461)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                             28,022,103        (68,562,356)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  (9,206,143)        66,516,491

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   1,240,164,380      1,173,647,889
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $3,040,879 and $3,930,
respectively)                                                                        $1,230,958,237     $1,240,164,380
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       April 30
operating performance         (Unaudited)                                      Year ended October 31
--------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $11.63           $10.40            $9.06           $10.56            $9.24            $8.91
--------------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                .20              .44              .43              .46              .51              .52
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .42             1.25             1.38            (1.22)            1.33              .37
--------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .62             1.69             1.81             (.76)            1.84              .89
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.23)            (.44)            (.46)            (.45)            (.51)            (.56)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --               --               --               --
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.76)            (.02)            (.01)            (.29)            (.01)              --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.99)            (.46)            (.47)            (.74)            (.52)            (.56)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $11.26           $11.63           $10.40            $9.06           $10.56            $9.24
--------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           5.42 *          16.57            20.71            (7.30)           20.40            10.31
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $604,273         $618,417         $593,226         $541,619         $684,484         $419,098
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .53 *           1.11             1.12             1.08             1.12             1.32
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.71 *           3.97             4.53             4.84             4.97             5.60
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             29.49 *          64.53            67.60           112.32           123.57            21.16
--------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                     $.0466           $.0488
--------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, include amounts paid through Brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended                                                                       For the period
Per-share                       April 30                                                                       April 27, 1992+
operating performance         (Unaudited)                            Year ended October 31                         October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $11.57           $10.36            $9.02           $10.52            $9.22            $8.87
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .16              .36              .36              .39              .42              .26
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .43             1.23             1.39            (1.22)            1.34              .36
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .59             1.59             1.75             (.83)            1.76              .62
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.19)            (.36)            (.39)            (.38)            (.43)            (.27)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --               --             (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.76)            (.02)            (.02)            (.29)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.95)            (.38)            (.41)            (.67)            (.46)            (.27)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $11.21           $11.57           $10.36            $9.02           $10.52            $9.22
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           5.14 *          15.57            19.92            (8.04)           19.54             7.06 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $619,551         $615,309         $578,505         $501,438         $551,794         $103,075
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .92 *           1.86             1.87             1.83             1.86              .94 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.33 *           3.22             3.77             4.10             3.98             2.45 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             29.49 *          64.53            67.60           112.32           123.57            21.16
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                     $.0466           $.0488
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, include amounts paid through Brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six months
                                                                                      ended                    For the period
Per-share                                                                          April 30       Year ended    March 1, 1995+
operating performance                                                            (Unaudited)      October 31    to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $11.61           $10.38            $9.14
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .18              .38 (d)          .31
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .42             1.26             1.26
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .60             1.64             1.57
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.20)            (.39)            (.33)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                        --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.76)            (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.96)            (.41)            (.33)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $11.25           $11.61           $10.38
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              5.24 *          16.12            17.50 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                       $7,134           $6,438           $1,917
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                               .78 *           1.63             1.13 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              1.46 *           3.37             2.36 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                29.49 *          64.53            67.60
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                                        $.0466          $0.0488
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, include amounts paid through Brokerage service and expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
April 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Utilities Growth and Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market on which such securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fees, administrative services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any excess thereafter. Prior to February 20, 1997 any amount over $1.5 billion was based on a rate of 0.50%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1997, fund expenses were reduced by $180,081 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,400 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended April 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $101,691 and $5,100 from the sale of class A and class M shares, respectively and $472,584 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $78 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended April 30, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $362,256,364 and $414,726,955, respectively. Purchases and sales of U.S. government obligations aggregated $2,395,336 and $1,856,498, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At April 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended
                                          April 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       9,939,762    $ 114,551,529
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     4,030,971       45,348,545
------------------------------------------------------------
                                 13,970,733      159,900,074

Shares
repurchased                     (13,499,784)    (155,995,038)
------------------------------------------------------------
Net increase                        470,949    $   3,905,036
------------------------------------------------------------

                                            Year ended
                                        October 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      16,125,423    $ 178,578,287
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,855,388       20,413,519
------------------------------------------------------------
                                 17,980,811      198,991,806

Shares
repurchased                     (21,830,427)    (241,787,581)
------------------------------------------------------------
Net decrease                     (3,849,616)   $ (42,795,775)
------------------------------------------------------------

                                        Six months ended
                                         April 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,368,118     $ 61,560,575
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,979,569       44,566,790
------------------------------------------------------------
                                  9,347,687      106,127,365

Shares
repurchased                      (7,223,824)     (82,853,265)
------------------------------------------------------------
Net increase                      2,123,863     $ 23,274,100
------------------------------------------------------------

                                            Year ended
                                        October 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      13,138,831     $145,085,592
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,588,809       17,415,455
------------------------------------------------------------
                                 14,727,640      162,501,047

Shares
repurchased                     (17,432,183)    (192,345,546)
------------------------------------------------------------
Net decrease                     (2,704,543)   $ (29,844,499)
------------------------------------------------------------

                                        Six months ended
                                          April 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         235,744      $ 2,714,283
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        39,795          447,721
------------------------------------------------------------
                                    275,539        3,162,004

Shares
repurchased                        (196,335)      (2,319,037)
------------------------------------------------------------
Net increase                         79,204      $   842,967
------------------------------------------------------------

                                             Year ended
                                         October 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         735,351      $ 8,172,430
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        10,643          117,240
------------------------------------------------------------
                                    745,994        8,289,670

Shares
repurchased                        (376,093)      (4,211,752)
------------------------------------------------------------
Net increase                        369,901      $ 4,077,918
------------------------------------------------------------



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

 * Formerly Natural Resources Fund

 + Formerly Overseas Growth Fund

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Sheldon N. Simon
Vice President and Fund Manager

Christopher A. Ray
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

33882 840/884/869   6/97